                                       EXHIBIT 23.8



                  CONSENT OF DIRECTOR NOMINEE


     I hereby consent to be named as a nominee for director in Amendment No. 1 to Registration Statement on Form S-11 of Westfield America, Inc. (Reg. No. 333-22731).

/s/ Herman Huizinga
-------------------
Herman Huizinga

April 21, 1997

                  CONSENT OF DIRECTOR NOMINEE


     I hereby consent to be named as a nominee for director in Amendment No. 1 to Registration Statement on Form S-11 of Westfield America, Inc. (Reg. No. 333-22731).

/s/ Larry A. Silverstein
-------------------
Larry A. Silverstein

April 22, 1997

                  CONSENT OF DIRECTOR NOMINEE


     I hereby consent to be named as a nominee for director in Amendment No. 1 to Registration Statement on Form S-11 of Westfield America, Inc. (Reg. No. 333-22731).

/s/ Francis T. Vincent
----------------------
Francis T. Vincent, Jr.

April 20, 1997

                  CONSENT OF DIRECTOR NOMINEE


     I hereby consent to be named as a nominee for director in Amendment No. 1 to Registration Statement on Form S-11 of Westfield America, Inc. (Reg. No. 333-22731).

/s/ George Weissman
-------------------
George Weissman

April 21, 1997